EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, the Chief Executive Officer and the Chief Financial Officer of Hines Global REIT, Inc. (the “Company”), each hereby certifies that to his/her knowledge, on the date hereof:

(a)
the quarterly report on Form 10-Q of the Company for the quarterly period ended March 31, 2019 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section l3(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 14, 2019	/s/ Sherri W. Schugart
Sherri W. Schugart
President and Chief Executive Officer

Date:	May 14, 2019	/s/ Ryan T. Sims
Ryan T. Sims
Chief Financial Officer and Secretary